Registration Nos. 333-9355; 811-7743


                      STATEMENT OF ADDITIONAL INFORMATION

                       THE ROCKLAND SMALL CAP GROWTH FUND
                                  A SERIES OF
                            THE ROCKLAND FUNDS TRUST

                                 P. O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                           Telephone:  1-800-497-3933
                         Website:  www.rocklandfunds.com

                         GOULD INVESTMENT PARTNERS LLC
                               Investment Advisor

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Rockland Small Cap Growth Fund (the "Fund"), dated January 30, 2008. The Fund is a series of The Rockland Funds Trust (the "Trust").

     The Fund's audited financial statements for the year ended September 30, 2007, are incorporated herein by reference to the Fund's 2007 Annual Report.

     A copy of the Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.

               This Statement of Additional Information is dated
                January 30, 2008 (as amended February 5, 2008).

                       THE ROCKLAND SMALL CAP GROWTH FUND

                               TABLE OF CONTENTS

                                                                      Page No.
                                                                      --------
FUND ORGANIZATION..........................................................1
INVESTMENT RESTRICTIONS....................................................2
IMPLEMENTATION OF INVESTMENT OBJECTIVE.....................................3
DISCLOSURE OF PORTFOLIO HOLDINGS..........................................14
TRUSTEES AND OFFICERS OF THE TRUST........................................15
PRINCIPAL SHAREHOLDERS....................................................19
INVESTMENT ADVISOR........................................................19
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................21
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT...................22
ADMINISTRATOR AND FUND ACCOUNTANT.........................................22
DISTRIBUTOR...............................................................23
PURCHASE AND PRICING OF SHARES............................................23
ANTI-MONEY LAUNDERING PROGRAM.............................................25
TAXES.....................................................................26
TAXATION OF THE FUND AND ITS SHAREHOLDERS.................................26
REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM.............................34
PERFORMANCE DATA..........................................................34
FINANCIAL STATEMENTS......................................................34
APPENDIX A...............................................................A-1

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND RELATED PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               FUND ORGANIZATION
                               -----------------

     The Trust is an open-end management investment company commonly referred to as a mutual fund. The Fund is a diversified mutual fund represented by shares of beneficial interest of the Trust, a Delaware statutory trust organized on July 31, 1996. The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series and to create classes of shares within each series. Currently, the Fund is the only series of the Trust. As of October 1, 2000, the Institutional and Retail classes have been combined so that the Fund now has only one class. If the Trust issues additional series, the assets belonging to each series of shares will be held separately by the Trust's custodian, and in effect, each series will be a separate fund.

     Each share, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting only one series or class are voted upon only by that series or class. All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so, and in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees.

     The Trust will not hold an annual shareholders' meeting except when required by the Investment Company Act of 1940, as amended (the "1940 Act"). There will normally be no meeting of shareholders for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

     The Trust's Bylaws also contain procedures for the removal of Trustees by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees.

     Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value ("NAV") of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request that they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for a hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Trustees or by such applicants, shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                            INVESTMENT RESTRICTIONS
                            -----------------------

     The investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund seeks to achieve this objective by investing at least 80% of its net assets in small capitalization companies. The following is a complete list of the Fund's fundamental investment limitations which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present; or (ii) more than 50% of the outstanding shares of common stock of the Fund.

     The Fund may not:

          1. With respect to 75% of its total assets, purchase securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

          3. Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

          4. Make loans to other persons, except through (i) the purchase of investments permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

          5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

          6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

          7.  Issue senior securities, except as permitted under the 1940 Act.

          8. Purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the Fund's other investment policies are not fundamental and may be changed with approval of the Trust's Board of Trustees. With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     The following investment limitations may be changed by the Trust's Board of Trustees without shareholder approval.

     The Fund may not:

          1. Sell more than 25% of the Fund's net assets short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

          2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

          3. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

          4. Invest in illiquid securities if, as a result of such investment, more than 10% of the Fund's net assets would be invested in illiquid securities.

          5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

          6. Enter into futures contracts or related options if more than 50% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          7. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

          8.  Purchase securities when borrowings exceed 5% of its total assets.

                     IMPLEMENTATION OF INVESTMENT OBJECTIVE
                     --------------------------------------

     The following information supplements the discussion of the Fund's investment objective and strategy described in the Prospectus under the captions "INVESTMENT OBJECTIVE, STRATEGY AND RISKS" and "IMPLEMENTATION OF INVESTMENT OBJECTIVE."

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws). The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Trustees of the Trust has delegated to Gould Investment Partners LLC ("GIP") the day-to-day determination of the liquidity of any Rule 144A security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed GIP to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees of the Trust. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

TEMPORARY STRATEGIES

     When GIP believes that adverse economic or market conditions justify such action, the Fund may invest up to 100% of its assets in short-term fixed income securities, including without limitation, the following:

          1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Inter-American Development Bank and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.
     The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

          2. Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 10% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund will not generally be fully insured.

          3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          4. Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. GIP monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. GIP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          6. Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and the corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. GIP will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of GIP, of comparable quality.

HEDGING STRATEGIES

GENERAL DESCRIPTION OF HEDGING STRATEGIES

     The Fund may engage in hedging activities in the future without obtaining shareholder approval. GIP may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's portfolio.

     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities.

GENERAL LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodities Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the following representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if aggregate initial margins and premiums paid do not exceed 5% of the NAV of the Fund. In addition, the Fund will not enter into futures contracts and futures options transactions if more than 50% of its net assets would be committed to such instruments. The Fund will not purchase or write over-the-counter options.

     The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible transactions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

     The Fund will comply with regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

PURCHASING PUT AND CALL OPTIONS

     PUT OPTIONS. The Fund may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or to profit from a decline in the value of securities it does not own. This protection is provided only during the exercise period. For example, the Fund may purchase a put option to protect unrealized appreciation of a security where GIP deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     The Fund may also purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund and will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the NAV per share of the Fund is computed (upon the close of the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon exercise, the selling (writing) of an identical option in a closing action or the delivery of the underlying security upon the exercise of the option.

     CALL OPTIONS. The Fund may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the exercise period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. In the event the Fund has a significant cash position, the Fund may purchase call options for the purpose of hedging against a possible increase in the price of securities. The Fund may also purchase call options in order to acquire the underlying securities. The Fund may purchase call options on underlying securities owned by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.

     The Fund may also purchase call options for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring securities in this manner may be less than the cost of acquiring securities directly; the net cost may also exceed the cost of acquiring securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as the Fund holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

STOCK INDEX OPTIONS

     The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

     A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500(R) or the Value Line Composite Index while other stock options are based on a narrower market index, such as the Standard & Poor's 100(R). Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

     The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased. The Fund may only write covered options. The Fund may cover a call option on a stock index it writes by, for example, having a portfolio of securities which approximately correlates with the stock index.

     Put options may be purchased in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's portfolio securities or in an attempt to capitalize on an anticipated decline in stock market prices. If the Fund purchases a put option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be offset by an increase in the value of the Fund's portfolio securities.

     Call options on stock indexes may be purchased in order to participate in an anticipated increase in stock market prices or to hedge against higher prices for securities that the Fund intends to buy in the future. If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Fund's investment advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities which would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

WRITING COVERED CALL AND PUT OPTIONS

     COVERED CALL OPTIONS. The Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's NAV per share. Although premiums may be generated through the use of covered call options, GIP does not consider the premiums which may be generated as the primary reason for writing covered call options.

     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, such writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option the writer previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, the writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and exchanges.

     Covered call options may also be used to hedge an unrealized gain. For example, if the Fund wrote an option at $50 on the same 100 shares of ABC bought at $40 per share and now selling for $50 per share, it might receive a premium of approximately $600. If the market price of the underlying security declined to $45, the option would not be exercised and the Fund could offset the unrealized loss of $500 by the $600 premium. On the other hand, if the market price of the underlying security increased to $55, the option would be exercised and the Fund will have foregone the unrealized $1,500 gain for a $1,000 gain plus the $600 premium. The Fund can also close out its position in the call option by repurchasing the option contract separately and independent of any transaction in the underlying security and, therefore, realize capital gain or loss. If the Fund could not enter into such a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation.

     A closing transaction will be effected in order to realize a profit or minimize a loss on an outstanding call option, to prevent an underlying security from being called or put or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing actions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

     COVERED PUT OPTIONS. The Fund may also write (sell) covered put options and purchase options to close out options previously written by the Fund. The Fund may write covered put options in circumstances where it would like to acquire the underlying security at a price lower than the then prevailing market price of the security. Although premiums may be generated through the use of covered put options, GIP does not consider the premiums which may be generated as the primary reason for writing covered put options.

     A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price at any time until the expiration date. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security. The operations of put options in other respects, including related risks and rewards, are substantially identical to that of call options.

CERTAIN CONSIDERATIONS REGARDING OPTIONS

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

FEDERAL TAX TREATMENT OF OPTIONS

     Certain option transactions have special tax results for the Fund. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If the Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC or the Internal Revenue Service ("IRS") of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes are "nonequity options" within the meaning of Code Section 1256. In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.

FUTURES CONTRACTS

     The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including interest rate and index Futures as a hedge against movements in the equity markets and changes in prevailing levels of interest rates, in order to establish more definitively the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices or increases in interest rates and purchases of Futures as an offset against the effect of expected increases in stock prices and declines in interest rates.

     The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, only enter into Futures Contracts that are traded on national futures exchanges and are standardized as to the maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate or portfolio market price fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts, since Futures Contracts involve lower transaction costs (i.e., brokerage costs only) than options on securities and stock index options, which require the payment of brokerage costs and premiums.

     An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. Transactions costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction in which the underlying financial instrument is not delivered pursuant to an interest rate Futures Contract, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment or other commitments in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract; but, unlike the hedger, hopes to profit from fluctuations in prevailing prices.

     A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500(R) Index, the Standard & Poor's 100(R) Index, the NASDAQ 100(R) Index, the Value Line Composite Index and the New York Stock Exchange Composite Index. A public market exists in interest rate Futures Contracts primarily covering the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. The standard contract size is generally $100,000 for Futures Contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Contracts.

     The Fund's Futures transactions will be entered into for hedging purposes permissible under the CEA. For hedging purposes, Futures Contracts may be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts may be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that approximately 75% of such Futures Contract purchases will be "completed"; that is, upon the sale of these long Futures Contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market. Alternatively, the Fund's purchases of long Futures Contracts will not exceed 5% of the Fund's NAV.

     Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increasing in the case of a sale or by decreasing in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.
However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

     The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     At best, the correlation between changes in prices of Futures Contracts and the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and debt securities, including technical influences in Futures trading; differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading; and with respect to interest rate Futures, maturities and creditworthiness of issuers and, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio. A decision of whether, when and how to hedge involves skill and judgment, and even a well-received hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures or futures option position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

OPTIONS ON FUTURES

     The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

     The Fund may use its options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's portfolio of securities against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities in the Fund's portfolio that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. If the Futures Contract price at expiration of a put option the Fund has written is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the Futures Contract price at expiration of a put option the Fund has written is below the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the decrease in the price of the securities the Fund intends to acquire.

     As with investments in Futures Contracts, the Fund is also required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts (most likely classified as "regulated futures contracts" under Code
Section 1256(g)) as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. In the case that Futures Contracts are not classified as "regulated futures contracts," other rules may apply.

     Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

AMERICAN DEPOSITORY RECEIPTS

     The Fund may invest up to 25% of the value of its net assets in American Depository Receipts (ADRs) or other foreign instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer, including reliable financial statements.

     Investments in securities of foreign issuers involve risks that are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

SHORT SALES

     The Fund may engage in short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out, gain or loss on the transaction may be taxable as a short-term capital gain or loss. In addition, the Fund's entry into a short sale transaction could be treated as the "constructive sale" of an "appreciated financial position," causing the Fund to realize gain, but not loss, on the position. All short sales will be fully collateralized, and no short sale will be effected which would cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets, however, the Fund has no current intention of engaging in short sales in excess of 5% of the value of the Fund's net assets. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the NAV of the Fund would be expected to increase to a lesser extent than the NAV of an investment company that does not engage in short sales.

CONVERTIBLE SECURITIES

     The Fund may invest up to 25% of its net assets in securities convertible into common stocks. A convertible security entitles the holder to receive interest normally paid or accrued on the debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock and provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS

     The Fund may invest in warrants if after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investments in warrants is pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES

     The Fund may from time to time invest up to 5% of its net assets in securities purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer, no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The Fund does not believe that its NAV will be adversely affected by its purchases of securities on a when-issued basis.

     The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then available cash flow, sale of the securities held in the separate account described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

REPURCHASE OBLIGATIONS

     The Fund may enter into repurchase agreements with respect to no more than 25% of its net assets with member banks of the Federal Reserve System and certain non-bank dealers. In a repurchase agreement, the Fund buys a security at one price and, at the time of the sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. GIP will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive criteria are used, GIP reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

                        DISCLOSURE OF PORTFOLIO HOLDINGS
                        --------------------------------

     The Fund publicly discloses 100% of its portfolio holdings after a delay of two weeks after each calendar quarter end in a quarterly letter to shareholders, which is also posted on the Fund's website at www.rocklandfunds.com. The Fund also provides the same information with the same time delay to ratings agencies and any other parties requesting information on the holdings in the Fund's portfolio. The time delay of the portfolio holdings disclosure and the public nature of the disclosure coupled with the redemption fee to discourage market timing were adopted by the Board to make it less likely that a person could use the information to their advantage or to the detriment of other shareholders.

     Under the Fund's portfolio holdings disclosure policy and relevant SEC rules, the Fund may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agrees to keep the information confidential and to follow appropriate limitations on trading. The Fund and/or GIP share portfolio holdings information with certain primary service providers that have a legitimate business need, related to the services they provide to the Fund, for such information. The service providers that may receive portfolio holdings information include the custodian, the administrator, the proxy voting vendor, legal counsel and the registered independent public accounting firm. The Fund's service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. No compensation or other consideration is received with respect to the disclosure to the Fund's primary service providers.

     The Chief Investment Officer of GIP is the only person authorized to disclose the Fund's portfolio holdings. Other than the disclosure of portfolio holdings required to be filed with the SEC and the disclosure described above, the Fund does not intend to make the Fund's portfolio holdings available to anyone. Neither the Fund nor GIP, or any other parties, receive compensation or other consideration for disclosure of portfolio securities. GIP has other clients whose accounts are managed similarly to the Fund. These clients' account holdings are available to them through their custodian.

     The Chief Compliance Officer will conduct periodic reviews of compliance with the disclosure of the portfolio holdings policy and will provide a report at least annually to the Fund's Board of Trustees regarding the operations of the policy and any material changes recommended as a result of such review. The Chief Compliance Officer will supply the Board annually with a list of exceptions granted from the policy, if any, along with an explanation of the legitimate business purpose relevant to each exception. However, it is not currently anticipated that any exceptions will be granted.

                       TRUSTEES AND OFFICERS OF THE TRUST
                       ----------------------------------

     Under the laws of the State of Delaware, the Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information, are shown below.

INDEPENDENT TRUSTEES OF THE TRUST
---------------------------------

                                       TERM OF                                        NUMBER OF
                                      OFFICE &                                       PORTFOLIOS      OTHER
                        POSITION      LENGTH OF                                      IN COMPLEX  DIRECTORSHIPS
        NAME,           HELD WITH       TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN      HELD BY
    ADDRESS & AGE       THE TRUST   SERVED**<F8>       DURING PAST FIVE YEARS        BY TRUSTEE     TRUSTEE
   --------------       ---------   ------------       ----------------------        ----------     -------

Edwin W. Moats, Jr.     Trustee      Since 1999   President of Moats Enterprises         1            None
Moats Enterprises                                 (investments and operations of
611 Commerce St.                                  restaurants, manufacturing and
Suite 3100                                        sports-related businesses) since
Nashville, TN  37203                              1999.  Mr. Moats was President and
Age: 60                                           CEO of Nascar Cafe from 1999 to
                                                  2002.  Mr. Moats was President of
                                                  Logan's Roadhouse, Inc.
                                                  (restaurant chain) from 1992 to
                                                  1999 and CEO from 1995 to 1999.
                                                  Mr. Moats has been a partner in
                                                  the Haury and Moats Company
                                                  (franchisee of seven Captain D's
                                                  Seafood Restaurants) since 1977.
                                                  Mr. Moats was Chairman and CEO of
                                                  Metropolitan Federal Savings Bank
                                                  from 1989 to 1991 and President
                                                  and COO from 1984 to 1989.

Carmen Lloyd            Trustee      Since Jan.   Independent consultant, formerly       1            None
c/o U.S. Bancorp Fund                   2007      Chairman and CEO, of Iridium
Services, LLC                                     Satellite LLC (satellite
777 E. Wisconsin Ave.                             communications) from 2003 to 2006.
Milwaukee, WI 53202                               Served as President and CEO of
Age: 59                                           Stratos Global Corporation (remote
                                                  communications) from 2001 to 2003.

Dr. Peter Utsinger      Trustee      Since 1996   Retired, was a practicing              1            None
c/o U.S. Bancorp Fund                             physician in arthritis and
Services, LLC                                     rheumatic diseases since 1970 when
777 E. Wisconsin Ave.                             he received his M.D. from
Milwaukee, WI 53202                               Georgetown University.  Dr.
Age: 62                                           Utsinger was Director of the
                                                  Arthritis Clinical and Research
                                                  unit at the University of North
                                                  Carolina and has written over 100
                                                  publications in his area of
                                                  specialty.  He is a consultant to
                                                  multiple pharmaceutical companies.

R. Peter Zimmermann   Independent     Trustee     Retired, formerly CFO of TL            1            None
c/o U.S. Bancorp Fund  Chairman &   since 2004,   Ventures (Philadelphia-based
Services, LLC           Trustee     Independent   venture capital partnership) from
777 E. Wisconsin Ave.                   Chairman    1996 to 1998.  Served as CFO of
Milwaukee, WI 53202                  since 2006   Decision One (computer maintenance
Age: 67                                           company) from 1993 to 1996.

**<F8> Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of their successor.

INTERESTED TRUSTEES OF THE TRUST
--------------------------------

                                      TERM OF                                        NUMBER OF
                                      OFFICE &                                       PORTFOLIOS      OTHER
                        POSITION     LENGTH OF                                       IN COMPLEX  DIRECTORSHIPS
        NAME,          HELD WITH        TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN      HELD BY
    ADDRESS & AGE      THE TRUST   SERVED**<F10>        DURING PAST FIVE YEARS       BY TRUSTEE     TRUSTEE
    -------------      ---------   -------------        ----------------------       ----------     -------
Richard H. Gould*<F9>   Trustee,     Trustee &    Chairman, President and Chief          1            None
1235 Westlakes Drive   President     Treasurer    Investment Officer of GIP since
Suite 280             & Treasurer      since      2004 and manager of the Fund since
Berwyn, PA  19312                      1996,      the Fund's inception. From 1994 to
Age: 47                              President    2004, Mr. Gould was Vice President
                                     since 2004   of Greenville Capital Management,
                                                  Inc. (the Fund's former advisor).
                                                  From 1987 until 1994, Mr. Gould
                                                  was associated with PNC Investment
                                                  Management, as an equity analyst
                                                  and later as the co-manager of the
                                                  PNC Small Cap Growth Fund. Mr.
                                                  Gould received his Chartered
                                                  Financial Analyst designation in
                                                  1989; became a Chartered Market
                                                  Technician in 1995; and received
                                                  his B.S. in 1982 and his M.B.A. in
                                                  Finance in 1985, both from The
                                                  Pennsylvania State University.

*<F9> Mr. Gould is deemed to be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) because of his affiliation with GIP.
**<F10> Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of their successor.

OFFICERS OF THE TRUST
---------------------

                                      TERM OF
                                      OFFICE &
                        POSITION     LENGTH OF
                       HELD WITH        TIME                          PRINCIPAL OCCUPATION(S)
    ADDRESSE& AGE      THE TRUST   SERVED**<F11>                      DURING PAST FIVE YEARS
    -------------      ---------   -------------                      ----------------------
Richard H. Gould      President &  Treasurer      See information above under "Interested Trustees of the Trust."
                       Treasurer   since 1996,
                                   President
                                   since 2004

Sanjay Upadhyaya          Vice     Since 2005     Vice President and Senior Trader of GIP, and was one of the
1235 Westlakes Drive   President                  original founders in 2004.  Prior to GIP, he was a trader at
Suite 280                                         Greenville Capital Management from 1994 to 2004.  Mr. Upadhyaya
Berwyn, PA  19312                                 managed all of the trades for the Rockland Small Cap Growth
Age: 36                                           Fund at Greenville, oversaw the Instinet System trading and handled all account reconciliation and reporting.  Mr.
                                                  Upadhyaya received his Bachelor of Arts in Finance from Goldey
                                                  Beacom College in 1994.  In addition to heading the trading department at Gould, Mr. Upadhyaya oversees all of GIP's
                                                  information technology capabilities, including the firm's
                                                  "state of the art" trading platform.

Barbara Grosso         Secretary   Since 2004     Vice President, Chief Operating Officer and Chief Compliance
1235 Westlakes Drive   and Chief                  Officer of GIP since 2004. From 1996 through 2004, Ms. Grosso
Suite 280              Compliance                 served as Director of Administration, General Partner and
Berwyn, PA  19312       Officer                   Compliance Officer for Cashman and Associates Capital Management,
Age: 42                                           LP (investment adviser). From 1984 through 1996, Ms. Grosso served as Director of Administration, General Partner and Compliance
                                                  Officer for Cashman, Farrell and Associates (investment adviser).

**<F11> Each officer holds office during the lifetime of the Fund until their termination or until the election and qualification of their successor.

     Trustees of the Trust who are officers, directors, employees or shareholders of GIP do not receive any remuneration from the Trust or the Fund for serving as Trustees. Accordingly, Mr. Gould does not receive compensation from the Trust for his services as Trustee. However, the independent Trustees received the following fees for their services as Trustees of the Trust for the fiscal year ended September 30, 2007:

                                               PENSION OR
                                               RETIREMENT
                            AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL    TOTAL COMPENSATION
                        COMPENSATION FROM    AS PART OF FUND      BENEFITS UPON       FROM THE FUND
         NAME            THE FUND(3)<F14>       EXPENSES           RETIREMENT        PAID TO TRUSTEES
         ----            ----------------    ---------------    -----------------    ---------------
 GEORGE P. KEELEY(1)<F12>    $5,000                $0                  $0                 $5,000

 CARMEN LLOYD(2)<F13>       $11,000                $0                  $0                $11,000

 EDWIN W. MOATS, JR.         $9,500                $0                  $0                 $9,500

 DR. PETER UTSINGER         $10,000                $0                  $0                $10,000

 R. PETER ZIMMERMANN        $17,000                $0                  $0                $17,000

(1)<F12> Mr. Keeley retired from his position as a Trustee of the Fund on May 21, 2007.
(2)<F13>  Mr. Lloyd became a Trustee of the Fund on January 10, 2007.
(3)<F14> Each Trustee who is not deemed an "interested person" of the Trust, as defined in the 1940 Act, receives a $4,000 retainer per year, $1,500 per Board meeting, $500 per Committee meeting if the Committee meeting is held on the same day as a Board meeting, and $1,000 per Committee meeting if the Committee meeting is held on separate day. The Independent Chairman receives an additional annual retainer of $4,000 and the Audit Committee Chairman receives an additional annual retainer of $2,000. Mr. Zimmermann, upon becoming Independent Chairman, waived the $2,000 annual retainer that is conventionally paid to the Audit Committee Chairman. At the election of each Trustee, the Trustees' fees may be paid in Fund shares. The Board of Trustees held four meetings during the 2007 fiscal year.

     The Board of Trustees of the Trust has established an Audit Committee made up of the independent Trustees. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the registered independent public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee (1) oversees the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, inquires into the internal control over financial reporting of certain service providers; (2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's registered independent public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's registered independent public accounting firm; and (4) acts as a liaison between the Fund's registered independent public accounting firm and the full Board.

     The Audit Committee is currently comprised of Messrs. Lloyd, Moats and Zimmermann, each of whom is an independent Trustee. Mr. Zimmermann is chairman of the Committee. During the past fiscal year, there were two meetings of the Audit Committee, which during that period was comprised of Messrs. Keeley (until his retirement on May 21, 2007), Moats, Lloyd (upon his appointment on January 10, 2007) and Zimmermann.

     As of December 31, 2007, officers and Trustees of the Trust beneficially owned 107,913 shares of beneficial interest in the Fund, which was 4.73% of the Fund's then outstanding shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2007:

                             Dollar Range of Fund Shares
    Name of Trustee         Beneficially Owned by Trustee
    ---------------         -----------------------------
Carmen Lloyd                    $10,001 - $50,000
Edwin W. Moats, Jr.                  $1 - $10,000
Dr. Peter Utsinger                  over $100,000
R. Peter Zimmermann            $50,001 - $100,000
Richard H. Gould                    over $100,000

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

     As of December 31, 2007, the following persons owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the
Fund:

                                                                 Percentage
     Name and Address                      No. of Shares          of Fund
     ----------------                      -------------         ----------
     Charles Schwab & Co. Inc.               1,439,746             63.12%
     For the benefit of customers
     101 Montgomery Street
     San Francisco, CA  94104-4151

                               INVESTMENT ADVISOR
                               ------------------

     GIP is the investment advisor to the Fund. Mr. Richard H. Gould, Trustee, President and Treasurer of the Trust is the majority owner of GIP. Mr. Gould has served as the portfolio manager of the Fund since its inception and was the Fund's portfolio manager during the time that he worked with Greenville Capital Management, Inc., the Fund's former investment advisor. As of the fiscal year ended September 30, 2007, Mr. Gould owned over $1,000,000 of shares in the Fund.

     In addition to the Fund, Mr. Gould manages a portion of the assets of nine other registered investment companies for which GIP serves as sub-advisor, totaling $585 million in assets under management. Mr. Gould also manages three other accounts totaling $57 million in assets under management. The management of multiple accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his time and investment ideas across multiple accounts. GIP utilizes block trading and allocates purchases on a pro rata basis to alleviate conflicts where the Fund and other accounts are purchasing or selling the same security. GIP also executes trades on a rotation basis to ensure that the no client is favored over any other. The management of personal accounts by the portfolio manager may give rise to potential conflicts of interest. The Fund's code of ethics (the "Code of Ethics") is designed to address such conflicts. The Fund has adopted certain compliance procedures, such as the portfolio manager investing his savings into the Fund, which are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

     GIP's portfolio manager compensation is structured to align the interests of the portfolio manager to the clients, including the Fund. The compensation for the portfolio manager is tied to GIP's assets under management. The base salary is increased or decreased as the GIP assets under management reach certain benchmarks by additional investments or performance. GIP also offers the portfolio manager a 401(k) plan with 3% automatic contribution guaranteed and a profit sharing plan.

     GIP serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement dated March 31, 2004 (the "Advisory Agreement"). The Advisory Agreement had an initial term of two years and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the vote of a majority of the Independent Trustees and then by the shareholders of the Fund on March 31, 2004. The Advisory Agreement is terminable without penalty on 60 days' written notice by the Board of Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities or by GIP, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, GIP manages the Fund's investments subject to the supervision of the Trust's Board of Trustees. GIP is responsible for investment decisions and supplies investment research and portfolio management. At its expense, GIP provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.

     As compensation for its services, the Trust, on behalf of the Fund, pays to GIP a monthly advisory fee at the annual rate of 1.00% of the average daily NAV of the Fund. From time to time, GIP may voluntarily waive all or a portion of its management fee for the Fund. For the fiscal years ended September 30, 2005, 2006 and 2007, GIP received $566,942, $490,963 and $428,727, respectively, from the Fund for its services under the Advisory Agreement.

CODE OF ETHICS

     The Fund and GIP have each adopted a Code of Ethics pursuant to rule 17j-1 under the 1940 Act that governs the personal trading conduct of their directors, trustees, officers or other employees. The Fund's and GIP's Codes of Ethics recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders above all others. Among other things, the Codes of Ethics (i) require pre-clearance of personal securities transactions and, in the case of GIP, pre-clearance is generally denied; (ii) prohibit access persons from profiting from short-term trading of securities; and (iii) contain prohibitions against personal trading of initial public offerings. The Fund's and GIP's Codes of Ethics require reporting of purchases and sales of Fund shares in the personal securities transactions reports made under the Codes. Independent Trustees are excluded from certain prohibitions in cases where they do not know, or have reason to know, what the Fund is buying and selling.

PROXY VOTING POLICIES

     The Board, on behalf of the Fund, has delegated all proxy voting responsibilities related to the portfolio securities held by the Fund to GIP. GIP has adopted proxy voting policies and procedures and understands its obligation to ensure that the proxies are voted in the best interests of its clients.

     GIP has entered into an agreement with Institutional Shareholder Services, Inc./RiskMetrics Group ("ISS"), a Delaware corporation, in order to vote proxies for which GIP is responsible. Pursuant to this agreement, an ISS account manager will exercise his or her authority and responsibility to execute proxy ballots on behalf of GIP and the Fund. ISS will vote such proxies in accordance with ISS's proprietary research and its proxy voting guidelines. Notwithstanding the contractual delegation to ISS, GIP will continue to monitor the proxy voting. If GIP determines that a proxy voting recommendation made by ISS is not in the best interests of shareholders, GIP maintains the right to override ISS's recommendation and instruct ISS to vote the proxy based on its determination of the shareholders' best interests.

     GIP does not anticipate conflicts of interest with respect to proxy voting. In addition, GIP anticipates that it will generally follow the recommendations of ISS, thus further reducing the likelihood of potential conflicts of interest. If GIP elects to override a recommendation from ISS, GIP will determine whether such override presents a potential conflict of interest. If GIP determines that a conflict of interest is present, then GIP will vote the proxy in accordance with the ISS recommendation.

     GIP will report to the Board on not less than an annual basis and inform the Trustees regarding any conflicts of interest that arise from proxy votes and how such conflicts were resolved. See Appendix A to this Statement of Additional Information for a summary of ISS's voting policies. GIP's proxy voting record for the Fund for annual periods ending June 30 each year will be available to shareholders. The proxy voting record is available, without charge, upon request by calling toll-free, 1-800-497-3933 and on the SEC website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

     As investment advisor to the Fund, GIP is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. It is the policy of GIP to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to GIP or the Fund. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, GIP considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     GIP is responsible for selecting brokers in connection with securities transactions. In selecting such brokers, GIP considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if GIP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund. GIP believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) GIP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of GIP's overall responsibilities; and (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws. The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of GIP's receipt of research services.

     The aggregate amount of brokerage commissions paid by the Fund for the years ended September 30, 2005, 2006 and 2007 was $474,298, $427,576 and
$278,557, respectively. For the fiscal year ended September 30, 2007, the Fund paid brokerage commissions of $83,086 with respect to transactions in the amount of $72,010,829, for which research services were provided; however, neither the Fund nor GIP had any agreement or understanding with any broker or dealer to direct brokerage to such broker or dealer because of research services provided. During the fiscal year ended September 30, 2007, the Fund did not own the stock of its regular brokers-dealers.

     GIP places portfolio transactions for other advisory accounts it manages. Research services furnished by firms through which the Fund effects its securities transactions may be used by GIP in servicing all of its accounts; not all such services may be used by GIP in connection with the Fund. GIP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, GIP believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. GIP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by GIP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
            -------------------------------------------------------

     As custodian of the Fund's assets, U.S. Bank, N.A. ("U.S. Bank"), Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. U.S. Bank is in no way responsible for any of the investment policies or decisions of the Fund. U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as transfer agent and dividend-disbursing agent for the Fund. U.S. Bancorp is compensated based on an annual fee per open account of $15, plus out-of-pocket expenses such as postage and printing expenses in connection with shareholder communications. U.S. Bancorp also receives an annual fee per closed account of $5.

                       ADMINISTRATOR AND FUND ACCOUNTANT
                       ---------------------------------

     U.S. Bancorp also provides administrative and fund accounting services to the Fund pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement. Under these Agreements, U.S. Bancorp prepares and files all federal and state tax returns, oversees the Fund's insurance relationships, participates in the preparation of the registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities pursuant to state securities laws, compiles data for and prepares notices to the SEC, prepares the financial statements for the annual and semi-annual reports to the SEC and current investors, monitors expense accruals, monitors the Trust's status as a registered investment company under Subchapter M of the Code and monitors compliance with the Fund's investment policies and restrictions from time to time, and generally assists in the Fund's administrative operations. U.S. Bancorp, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Fund Administration Servicing Agreement. For the foregoing services, the Administrator receives from the Fund a fee, computed daily and payable monthly based on the Fund's average net assets: (i) pursuant to the Fund Administration Servicing Agreement, U.S. Bancorp receives a fee at the annual rate of .07 of 1% on the Fund's average net assets up to $200 million, .06 of 1% on the next $500 million and .04 of 1% on the balance, subject to an annual minimum of $35,000, plus out-of-pocket expenses and (ii) pursuant to the Fund Accounting Servicing Agreement, U.S. Bancorp receives a fee of $30,000 on the first $100 million,
0.0125 of 1% on the next $200 million and 0.0075 of 1% on the balance, plus out-of-pocket expenses. For the fiscal years ended September 30, 2005, 2006 and 2007, U.S. Bancorp received $38,879, $41,012 and $40,435, respectively, for its services under the Fund Administration Servicing Agreement.

                                  DISTRIBUTOR
                                  -----------

     Under a Distribution Agreement dated December 21, 2005 (the "Distribution Agreement"), Quasar Distributors, LLC (the "Distributor") acts as underwriter of the Fund's shares. The Distributor's principal business address is 615 East Michigan Street, Milwaukee, WI 53202.

     The Distribution Agreement provides that the Distributor will use reasonable efforts to distribute the Fund's shares, which are offered for sale continuously at NAV per share without the imposition of a sales charge. The Distributor is compensated by GIP from its own resources. GIP also makes payments from its own resources to third parties such as fund supermarkets and other platforms in order for the Fund to gain access to shareholders who use such platforms and for services provided by such platforms.

                         PURCHASE AND PRICING OF SHARES
                         ------------------------------

PURCHASE OF SHARES

     The Fund offers shares without a sales charge. Please see "HOW TO PURCHASE FUND SHARES" in the Prospectus for more information.

AUTOMATIC INVESTMENT PLAN

     The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. The Fund will reduce the minimum initial investment to $250 for investors using the AIP. To establish the AIP, complete the appropriate section in the Fund's application. Under certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached or, after reaching the minimum initial investment, the account balance is reduced to less than $2,000), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

     Under the AIP, you may choose to make investments on the day of your choosing (or the next business day, thereafter) from your financial institution in amounts of $250 or more. There is no service fee for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with any financial institution that is a member of the Automated Clearing House.

     The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

INDIVIDUAL RETIREMENT ACCOUNTS

     In addition to purchasing Fund shares as described in the Prospectus under "HOW TO PURCHASE FUND SHARES," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs").

     TRADITIONAL IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59 1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     ROTH IRA. In a Roth IRA, amounts contributed to the IRA are not tax deductible, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59 1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution through 2007 is equal to the lesser of $4,000 or 100% of the investor's compensation (earned income) for individuals under 50 years old. For individuals 50 or older, a $1,000 "catch up" contribution for 2006 and thereafter is also allowed. In 2008, the maximum annual contribution for both Traditional and Roth IRAs will be equal to the lesser of $5,000 or 100% of the investor's earned income. An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     COVERDELL IRA. In a Coverdell IRA (formerly, Education IRA), contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income tax (and possibly penalty taxes) on amounts withdrawn from a Coverdell IRA that are not used for qualified educational purposes. Investors whose income exceeds certain limits are ineligible to contribute to a Coverdell IRA.

     SIMPLIFIED EMPLOYEE PENSION PLAN. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding 15% of compensation annually for any one participant .. A number of special rules apply to SEP-IRA Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

     SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with not more than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

     Under current IRS regulations, IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

PRICING OF SHARES

     The Fund's shares are offered to the public at their NAV (next computed after receipt of an order in proper form by a dealer or U.S. Bancorp).

     The NAV per share of the Fund is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the Fund is open for business, usually the same days that the New York Stock Exchange ("NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the Fund is open for business, prior to the time when the Fund's NAV is determined, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the time when the Fund's NAV is determined will be valued as of the close of trading on the next day the NYSE is open. There may, however, be circumstances where the Trust or its service providers enter into agreements with third parties, under which purchase or redemption requests received by the third party by the time the Fund's NAV is determined will be valued as of the close of business on that day. The NAV per share of the Fund is calculated by taking the fair value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

     In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks, other equity-type securities and securities sold short are valued at the last sales price on the national securities exchange on which such securities are primarily traded, except Nasdaq Global Market and Capital Market exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP"). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the current bid and asked price will be used. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available or are unreliable are valued at fair value using fair value pricing procedures adopted by the Board of Trustees. In addition, if a significant event, which materially affects the value of a security, occurs after the last available sale price of the security, but before the Fund calculates its NAV, the Fund will use fair value pricing procedures to determine the value of the security.

                         ANTI-MONEY LAUNDERING PROGRAM
                         -----------------------------

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA
PATRIOT Act").   In order to ensure compliance with this law, the Trust's
Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing employee training program and an independent audit function to review the Program from time to time.

     Procedures to implement the Program include, but are not limited to, delegating responsibilities to the Fund's service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious and/or fraudulent activity, check shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and engage in a complete and thorough review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                                     TAXES
                                     -----

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their federal, state and local, or foreign tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                   TAXATION OF THE FUND AND ITS SHAREHOLDERS
                   -----------------------------------------

DISTRIBUTIONS OF NET INVESTMENT INCOME

     The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAINS

     The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary in order to reduce or eliminate federal excise or income taxes on the Fund. Investors should be aware, however, that a significant portion of any gains realized as a result of the active trading strategies employed for the Fund will be short-term taxable gains taxable to you as ordinary income.

RETURNS OF CAPITAL

     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENT IN FOREIGN SECURITIES

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. Foreign dividends designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

     The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year. Distributions declared in December to shareholders of record in such month, but paid in January are taxable to you as if paid in December.

Election to Be Taxed as a Regulated Investment Company

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund's net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's available earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

     (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

     (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

     As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund's fiscal year end as follows:

     Required distributions. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Post-October losses. Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of September 30 ("post-October loss") as occurring on the first day of the following tax year beginning October 1.

Redemptions of Fund Shares

     Redemptions of Fund shares (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the IRS requires you to report any gain or loss on your redemption. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on the redemption of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

     For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations.

     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

U.S. Government Securities

     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

     For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

     The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. For example:

     Derivatives. The Fund is permitted to invest in certain options, futures, and forward contracts. If the Fund makes these investments, under certain provisions of the code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

     Short sales and securities lending transactions. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax straddles. The Fund's investment in options, futures or forward contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

     Convertible debt. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

     Investment in taxable mortgage pools (excess inclusion income). Real estate investment trusts ("REITs") in which the Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, the Fund may make direct investments in REMIC residual interests. The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

     Under these rules, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, a regulated investment company such as the Fund is permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

     In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:

     o If the excess inclusion income received by the Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

     o If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

     Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

     Compliance with these requirements will require the Fund to obtain significant cooperation from the REITs in which it invests.

     Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Each of these investments by the Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or character of income realized by the Fund and distributed to you.

BACKUP WITHHOLDING

     By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

     o Provide your correct social security or taxpayer identification number,
     o      Certify that this number is correct,
     o      Certify that you are not subject to backup withholding, and
     o Certify that you are a U.S. person (including a U.S. resident alien).

     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

CAPITAL LOSS CARRYOVERS

     At September 30, 2007, the Fund had accumulated net realized capital loss carryovers of $5,770,459, with $3,005,125 and $2,765,334 expiring in 2010 and
2011, respectively. To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund.

NON-U.S. INVESTORS

     Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain dividends & short-term capital gain dividends. In general, capital gain dividends designated by the Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related dividends. Interest-related dividends designated by the Fund and paid from qualified net interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source
(1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

     Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors; sunset rule. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

     Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

     The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a REIT as follows:

     o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations; and

     o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

     o If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

     o In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

     Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

     Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding
tax.   If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

     U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

     U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

THIS DISCUSSION OF "TAXATION OF THE FUND AND ITS SHAREHOLDER" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.

                 REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
                 ---------------------------------------------

     KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois 60601, the Fund's independent accountants, audit and report on the Fund's annual financial statements.

                                PERFORMANCE DATA
                                ----------------

     The performance of the Fund may be compared in publications: to the performance of various indices and investments for which reliable data is available, or to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report contains additional performance information and is available, without charge, upon request at the address, toll-free telephone number or website noted on the cover.

                              FINANCIAL STATEMENTS
                              --------------------

     The audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for the year ended September 30, 2007 as filed with the SEC on December 10, 2007.

     A.   Schedule of Investments as of September 30, 2007.
     B.   Statement of Assets and Liabilities as of September 30, 2007.
     C.   Statement of Operations for the year ended September 30, 2007.
     D. Statements of Changes in Net Assets for the periods ended September 30, 2006 and 2007.
     E. Financial Highlights for the years ended September 30, 2003, 2004, 2005, 2006 and 2007.
     F.   Notes to Financial Statements.
     G. Report of Independent Registered Public Accounting Firm dated November 19, 2007.

                                   APPENDIX A
                                   ----------
                    A SUMMARY OF ISS'S PROXY VOTING POLICIES
                    ----------------------------------------

1. Auditors
   --------
AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent;
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
     o    Fees for non-audit services ("other" fees) are excessive.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
     o    The tenure of the audit firm;
     o    The length of rotation specified in the proposal;
     o    Any significant audit-related issues at the company;
     o    The number of audit committee meetings held each year;
     o    The number of financial experts serving on the committee; and
     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
   ------------------
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote AGAINST or WITHHOLD from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse;
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
     o The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
     o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
     o The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;
     o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
     o    The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the audit committee if:
     o The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");
     o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:
     o There is a negative correlation between the chief executive's pay and company performance;
     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn-rate commitment made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o    The company has poor compensation practices (see "Poor Pay
          Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
     o The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and
     o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
               o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
               o serves as liaison between the chairman and the independent directors;
               o    approves information sent to the board;
               o    approves meeting agendas for the board;
               o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
               o has the authority to call meetings of the independent directors;
               o if requested by major shareholders, ensures that he is available for consultation and direct communication;
     o The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
     o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
     o    Two-thirds independent board;
     o    All independent key committees;
     o    Established governance guidelines;
     o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*<F15>, unless there has been a change in the Chairman/CEO position within that time; and o The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.
*<F15> The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OPEN ACCESS
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
     o    The ownership threshold proposed in the resolution;
     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests
   --------------
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
     o The election of fewer than 50 percent of the directors to be elected is contested in the election;
     o    One or more of the dissident's candidates is elected;
     o    Shareholders are not permitted to cumulate their votes for directors;
          and
     o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses
   -----------------
POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20 percent trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings
   ------------------------------------
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o    Strategic rationale - Does the deal make sense strategically?
          From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
   ----------------------
REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
     o    The reasons for reincorporating;
     o    A comparison of the governance provisions;
     o    Comparative economic benefits; and
     o    A comparison of the jurisdictional laws.

7. Capital Structure
   -----------------
COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
     o    Rationale;
     o Good performance with respect to peers and index on a five-year total shareholder return basis;
     o    Absence of non-shareholder approved poison pill;
     o    Reasonable equity compensation burn rate;
     o    No non-shareholder approved pay plans; and
     o    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders;
     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation
   -----------------------------------
EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:
     o Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);
     o Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);
     o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);
     o Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;
     o    New CEO with overly generous new hire package (e.g., excessive
          "make whole" provisions);
     o    Excessive severance and/or change-in-control provisions:
          Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
          o Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);
          o Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
          o Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
     o Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);
     o Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);
     o Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          o A minimum vesting of three years for stock options or restricted stock; or
          o Deferred stock payable at the end of a three-year deferral period.
     o    Mix between cash and equity:
          o A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or
          o If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
     o Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:
     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
     o Rationale for the re-pricing--was the stock price decline beyond management's control?
     o    Is this a value-for-value exchange?
     o    Are surrendered stock options added back to the plan reserve?
     o Option vesting--does the new option vest immediately or is there a black-out period?
     o Term of the option--the term should remain the same as that of the replaced option;
     o    Exercise price--should be set at fair market or a premium to market;
     o    Participants--executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for stock exchange.

TRANSFER PROGRAMS OF STOCK OPTIONS
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
     o Executive officers and non-employee directors are excluded from participating;
     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
     o    There is a two-year minimum holding period for sale proceeds
          (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
     o    Eligibility;
     o    Vesting;
     o    Bid-price;
     o    Term of options;
     o Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:
     o Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;
     o Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
     o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
     o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;
     o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:
     o What aspects of the company's annual and long-term equity incentive programs are performancedriven?
     o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
     o Can shareholders assess the correlation between pay and performance based on the current disclosure?
     o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
     o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
     o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
     o Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;
     o Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;
     o Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;
     o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;
     o    An executive may not trade in company stock outside the 10b5-1 Plan.
     o Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
     o    If the company has adopted a formal recoupment bonus policy; or
     o If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues
   --------------------------------------------
CONSUMER LENDING
Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
     o Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;
     o Whether the company has adequately disclosed the financial risks of the lending products in question;
     o Whether the company has been subject to violations of lending laws or serious lending controversies;
     o    Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o The company's existing initiatives to provide its products to needy consumers;
     o Whether the proposal focuses on specific products or geographic regions.

PRODUCT SAFETY AND TOXIC MATERIALS
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
     o The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;
     o The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
     o The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
     o    Current regulations in the markets in which the company operates;
     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
     o    The current level of disclosure on this topic.

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information
on the impact of climate change on the company's operations unless:     -
     o The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
     o The company's level of disclosure is comparable to or better than information provided by industry peers; and
     o There are no significant fines, penalties, or litigation associated with the company's environmental performance.

GREENHOUSE GAS EMISSIONS
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     o The company is in compliance with laws governing corporate political activities; and
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:
     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
     o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

SUSTAINABILITY REPORTING
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
     o The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.